UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): August 12, 2015

WestRock Company

(Exact name of registrant as specified in charter)

Delaware	001-37484	47-3335141
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

501 South 5th Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 444-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On August 13, 2015, Steven C. Voorhees, Chief Executive Officer of the Company, will speak at the Jefferies 2015 Industrials Conference in New York, New York. The slides ("Investor Presentation") to be used in connection with Mr. Voorhees' presentation are attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Investor Presentation, dated August 12, 2015 (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2015	WESTROCK COMPANY

	By	/s/ Robert B. McIntosh
Name: Robert B. McIntosh
Title: Executive Vice President, General Counsel and Secretary